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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): May 6, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                         1-13925                     38-3389456
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



     Registrant's telephone number, including area code: (317) 715-4100


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ITEM 9. REGULATION FD DISCLOSURE/ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL
        CONDITION.

     On May 5, 2003, Championship Auto Racing Teams, Inc. (the "Company") reported its earnings for the quarter ended March 31, 2003. A copy of the Company's release is attached hereto as Exhibit A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of May, 2003.


                                           CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                           By: /s/ Thomas L. Carter
                                              ----------------------------------
                                               Thomas L. Carter,
                                               Chief Financial Officer


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